Exhibit 32

CERTIFICATION

PURSUANT TO

RULE 13a-14(b) AND SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350 (a) and (b))

I, S. Emerson Lybbert, Chairman of the Board and Chief Executive Officer of TGFIN Holdings, Inc. (the “Company”) certify that: (1) the quarterly report of TGFIN Holdings, Inc. on Form 10-Q for the quarter ended June 30, 2012 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d); and (2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   By:  /s/ S. Emerson Lybbert

                                   Name: S. Emerson Lybbert

                                   Title: Chairman of the Board and

                                             Chief Executive Officer

                                (Principal Executive Officer)

Date: August 23, 2012